[FRONT COVER OF PROXY]

                           SCI SYSTEMS, INC.


                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD OCTOBER 23, 1998



To the Shareholders of SCI Systems, Inc.:

     Notice is hereby given that the 1998 Annual Meeting of Shareholders of SCI Systems, Inc., a Delaware corporation, will be held at 10:00 A.M., Eastern Daylight Savings Time, on Friday, October 23, 1998, at The Ritz-Carlton Hotel (Buckhead), 3434 Peachtree Street, N.E., Atlanta, Georgia 30326 (the "Meeting"), for the following purposes:

    (1) to elect three Class II Directors to serve for a term of three years;

    (2) approval of amendment of the Company's 1994 Stock Option Incentive Plan (the "Plan") to increase the number of shares of Common Stock (par value $0.10) that may be issued pursuant to the Plan by 2,000,000 shares to an aggregate of 4,600,000 shares.

    (3) to act upon a proposal to ratify the selection of Ernst & Young LLP as the Company's independent auditor for the fiscal year ending June 30, 1999; and

    (4) to transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on September 15, 1998, as the Record Date for the determination of shareholders entitled to notice of and to vote at such Meeting and any adjournment or postponement thereof.

     It is important that your shares be represented and voted at the Meeting. Accordingly, you are requested to please date, sign, and mail the enclosed proxy as promptly as possible. Thank you for your cooperation.

                                        By order of the Board of Directors,




                                    /s/ Michael M. Sullivan
                                        Michael M. Sullivan
                                        Secretary

Huntsville, Alabama
September 23, 1998



PLEASE SIGN, DATE, AND PROMPTLY MAIL THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.

[PAGE 1 OF PROXY]

                             SCI SYSTEMS, INC.
                      C/O SCI SYSTEMS (ALABAMA), INC.
                               P.O. BOX 1000
                         HUNTSVILLE, ALABAMA 35807


                              PROXY STATEMENT

     This Statement is furnished in connection with the solicitation by the Board of Directors of SCI Systems, Inc. (the "Board" and the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held at 10:00 A.M., Eastern Daylight Savings Time, on Friday, October 23, 1998, at The Ritz-Carlton Hotel (Buckhead), 3434 Peachtree Street, N.E., Atlanta, Georgia 30326 and at any and all adjournments or postponements of such meeting (the "Meeting"). If the enclosed form of proxy is executed, returned in time, and not revoked, it will be voted in accordance with the specifications, if any, made by the shareholder, and if specifications are not made, it will be voted
(i) for election of the director nominees named herein, (ii) in favor of amendment of the Company's 1994 Stock Option Incentive Plan to increase the number of shares of Common Stock (par value $0.10) that may be issued pursuant to the 1994 Plan by 2,000,000 shares, and (iii) for ratification of the selection of Ernst & Young LLP as the Company's independent auditor as described in this Proxy Statement. If other matters are properly presented at the Meeting, it is the intention of the persons designated as proxies to vote on them in accordance with their best judgment.


     Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Secretary of the Company either an instrument revoking the proxy, or a duly executed proxy bearing a later date. Proxies also may be revoked by any shareholder present at the Meeting who expresses a desire to vote his or her shares in person. A majority of the shareholders entitled to vote must be present in person, or represented by proxy, to constitute a quorum and act upon the proposed business. Failure of a quorum to be represented at the Meeting will necessitate adjournment and will subject the Company to additional expense. When a quorum is present an affirmative vote of a majority of the number of shares of stock present, or represented by proxy, at the Meeting and entitled to vote shall decide any question brought before the Meeting unless a different vote is otherwise required. However, directors shall be elected by an affirmative vote of a plurality of the shares present in person, or represented by proxy at the Meeting, and entitled to vote on the election of directors. Abstentions will have the effect of negative votes with respect to any matter presented at the Meeting, other than election of directors. Broker non-votes will have no effect on any other matter presented. If authority to vote for one or more of the director nominees is withheld on a proxy card, no vote will be cast with respect to the shares indicated on that proxy card and the outcome of the election will not be affected.

The Notice of the Meeting, this Proxy Statement, and the form of proxy were first mailed to shareholders on or about September 23, 1998.

                             VOTING SECURITIES

     At the close of business on September 15, 1998, the record date for determining shareholders entitled to notice and to vote at the Meeting, there were outstanding 60,115,010 shares of Common Stock. Each share is entitled to one vote.

     The following table sets forth certain information concerning each person known to the Board to be a beneficial owner of more than five percent of the outstanding shares of Common Stock as of December 31, 1997 (the ownership of the directors and executive officers of the Company being included elsewhere herein).

Name and Address                  Amount Beneficially             Percent of
of Beneficial Owner                    Owned                         Class
--------------------------------------------------------------------------------
FMR Corporation                      8,735,200(1)                   14.60%(1)
82 Devonshire Street
Boston, MA 02109-3614

AMVESCAP PLC                         6,295,089(2)                   10.50%(2)
1315 Peachtree Street, N.E.
Atlanta, GA 30309

(1) According to a Schedule 13G dated February 14, 1998, filed pursuant to the Securities Exchange Act of 1934.
(2) According to a Schedule 13G dated April 9, 1998, filed pursuant to the Securities Exchange Act of 1934.


[PAGE 2 OF PROXY]

OWNERSHIP OF EQUITY SECURITIES IN THE COMPANY
The following table sets forth information regarding beneficial ownership of Common Stock by each director, the Company's five most highly compensated officers, and the directors and executive officers of the Company as a group as of September 15, 1998.

                               Aggregate Number of Shares       Percentage of
Name                                Beneficially Owned        Outstanding Shares
--------------------------------------------------------------------------------
Olin B. King                         2,838,840   (1)                  4.7%
A. Eugene Sapp, Jr                     397,575   (1)                   *
David F. Jenkins                       134,728   (2)                   *
Howard H. Callaway                      64,394   (3)                   *
Jerry F. Thomas                         55,948   (4)                   *
Peter M. Scheffler                      53,315   (4)                   *
G. Robert Tod                           11,906   (5)                   *
William E. Fruhan                       11,599   (6)                   *
Jackie M. Ward                           9,820   (7)                   *
Wayne Shortridge                         6,794   (8)                   *
All Directors and Executive Officers
 as a group (18 persons)             3,850,506   (9)                  6.4%


* Indicates less than 1% of issued and outstanding shares of Common Stock.

  (1) Includes 739,500 and 270,000 shares not presently owned by Messrs. King and Sapp, respectively, but which are subject to stock options exercisable within 60 days after September 15, 1998.

  (2) Includes 132,400 shares not presently owned but which are subject to stock options exercisable within 60 days after September 15, 1998.

  (3) Includes 2,000 shares owned by Mr. Callaway's spouse, 6,800 shares owned of record by the Howard H. Callaway Foundation, Inc., 1,940 shares not presently owned by Mr. Callaway but which are subject to stock options exercisable within 60 days after September 15, 1998, and 3,654 shares owned through the Company's Directors' Deferred Compensation Plan. Mr. Callaway is an officer and Trustee of the Foundation and, as such, shares voting and investment powers with respect to the shares owned by the Foundation. Nothing in this paragraph should be construed as an admission by Mr. Callaway of beneficial ownership of the shares owned by his spouse.

  (4) Includes 52,800 and 51,600 shares not presently owned by Messrs. Thomas and Scheffler, respectively, but which are subject to stock options exercisable within 60 days after September 15, 1998.

  (5) Includes 484 shares not presently owned by Mr. Tod but which are subject to stock options exercisable within 60 days of September 15, 1998, and 4,382 shares owned through the Company's Directors' Deferred Compensation Plan.

  (6) Includes 4,599 shares owned through the Company's Directors' Deferred Compensation Plan.

  (7) Includes 4,650 shares owned through the Company's Directors' Deferred Compensation Plan.

  (8) Includes 4,794 shares owned through the Company's Directors' Deferred Compensation Plan.

  (9) Includes 1,505,000 shares not presently owned by directors or executive officers but which are subject to stock options exercisable within 60 days of September 15, 1998, and 25,811 shares owned by directors through the Directors' Deferred Compensation Plan.

                    PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES FOR BOARD OF DIRECTORS
     In  accordance   with  the  Company's   Second   Restated   Certificate  of
Incorporation, the Board is divided into three classes with each class consisting of, as nearly as possible, one third of the total number of directors fixed by the Board. The Company's Bylaws provide that the number of directors shall be not less than three (3) and not more than eleven (11), and that the exact size of the Board may be fixed from time to time by the Board. The Board has currently fixed the number of directors at seven, with two directors in Class I, three in Class II, and two in Class III. Board members serve three-year terms which are staggered to provide for election of one director class each year. Class II directors are to be elected at the Meeting.

     The Board has nominated and proposes Jackie M. Ward, Wayne Shortridge and William E. Fruhan for re-election as Class II directors, and requests Shareholder approval of the nominees. It is intended that the proxies will be voted for the re-election of the three nominees to serve as directors of the Company for a term of three years and until their respective successors are elected and qualified. The proxies cannot be voted for a greater number of persons than the number of nominees named herein. In the event any of the nominees refuses


[PAGE 3 OF PROXY]

or is unable to serve as a director (which is not now anticipated), the persons acting as proxies reserve full discretion to vote for such other persons as may be nominated.

INFORMATION ABOUT DIRECTOR NOMINEES AND CONTINUING DIRECTORS
     Based upon information supplied by them, the table below sets forth for each director nominee and continuing director their name, age, positions with the Company, principal occupation, and business experience for the last five years, and prior service as a director of the Company.

                                                      POSITIONS WITH THE COMPANY                                          DIRECTOR
NAME AND AGE                                           AND PRINCIPAL OCCUPATION                                            SINCE
------------------------------------------------------------------------------------------------------------------------------------
CLASS II  DIRECTORS
(TERM EXPIRING IN 2001)
-----------------------

Jackie M. Ward (1)(2)                       Chief Executive Officer, Computer Generation Incorporated, Atlanta, GA,         1992
(60)                                        a provider of turn-key telecommunication systems products and data process-
                                            ing services to U.S. and international markets, 1968 to present.

Wayne Shortridge (1)(4)                     Partner, Paul, Hastings, Janofsky & Walker LLP, Altlanta, GA,                   1992
(60)                                        1994 to present; Partner, Powell, Goldstein, Frazer & Murphy,
                                            Atlanta, GA, 1968 to 1994.

William E. Fruhan (1)(3)                    The George E. Bates Professorship, Harvard University Graduate School           1992
(55)                                        of Business, Boston, MA, 1979 to present.

CLASS I DIRECTOR NOMINEES
(TERM EXPIRING IN 2000)
-------------------------

Olin B. King (4)                            Chairman of the Board and Chief Executive Officer, SCI Systems, Inc.            1961
(64)

Howard H. Callaway (2)(3)                   Chief Executive Officer, Crested Butte Mountain Resort, Inc., Crested Butte,    1976
(71)                                        CO, a resort complex, since 1979 to present; Chairman, Callaway Gardens
                                            Resort,  Inc.,  Pine  Mountain,  GA, a resort  complex,  since  January 1994 to present.

CLASS III DIRECTORS
(TERM EXPIRING IN 1999)
-----------------------

G. Robert Tod (2)(3)                        Formerly, Vice Chairman, CML Group, Inc., Acton, MA,                            1981
(59)                                        a specialty marketing company, 1969 to 1998; retired.

A. Eugene Sapp, Jr. (1)(4)
(62)                                        President and Chief Operating Officer, SCI Systems, Inc.                        1981


(1) Member of the Investment Committee
(2) Member of the Compensation Committee
(3) Member of the Audit Committee
(4) Member of the Executive Committee

     Certain of the continuing directors and director nominees also serve as directors of other publicly held companies as follows: Mr. Callaway, CML Group, Inc.; Mr. King, Regions Financial Corporation; Mr. Sapp, VBand Corporation and Artesyn Technologies; Mr. Tod, EG&G, Inc., and UST Corp.; and Ms. Ward, TRIGON Blue Cross Blue Shield, Nations Bank Corporation, and Matria Healthcare, Inc.

MEETINGS AND COMMITTEES
     The Board has standing Executive, Investment, Compensation, and Audit Committees. The Board does not have a standing Nominating Committee as the Executive Committee acts as such.
     During fiscal year 1998 the Board met four times; the Executive Committee eight times; the Investment Committee four times; the Compensation Committee two times; and the Audit Committee one time. All Board members attended 75% or more of Board and Committee meetings during the year.
     Consisting entirely of outside directors, the Audit Committee is responsible for reviewing the Company's financial statements, evaluating the Company's internal financial controls and procedures, and coordinating and approving the activities of the Company's auditors.
     Consisting entirely of outside directors, the Compensation Committee is responsible for setting compensation guidelines for executives of the Company, establishing their salaries, reviewing and approving incentive compensation plans and bonus awards, and reporting all of the foregoing to the outside members of the Board for approval.
     The Executive Committee functions with substantially all of the powers and duties of the Board; however, the Committee does not have


[PAGE 4 OF PROXY]

authority to approve mergers, amend the Certificate of Incorporation or Bylaws, or dispose of all or substantially all of the Company's assets. The Executive Committee also functions as the nominating committee of the Company and will consider proposed directorship nominations if recommended by shareholders in writing to the Secretary of the Company.
     The Investment Committee is responsible for reviewing the investment funds of the Company and of each employee benefit trust established by the Company and for directing the investment funds of the Company's Supplemental Retirement Plan.
     During fiscal 1998 the six outside directors were paid an annual fee of $40,000 plus $1,000 per Board meeting attended and $500 per committee meeting attended, except that Mr. Shortridge was paid the greater of $1,000 or $300 per hour for each Executive Committee Meeting attended.
     In 1995 the Company adopted a Directors' Deferred Compensation Plan pursuant to which outside Directors may elect in advance to defer all or part of their Director's fees in return for stock equivalent rights equal to the number of shares of Common Stock which he or she could have purchased at the full market price with the deferred fees. If a Director elects to defer 100% of his or her fees earned during an entire year, the Director will also be entitled to additional stock equivalent rights at the full market price equal to 40% of the deferred fees. The deferred fees and any additional earned stock equivalent rights are contributed by the Company to a "rabbi trust" which purchases Common Stock in the open market as the Directors' fees are deferred and holds the Common Stock in the name of the Director participant. On termination of a Director's service from the Board for any reason, all stock equivalent rights earned by the Director pursuant to the Plan will be paid out to him or her by the trust in Common Stock held in his or her name. The Directors' Deferred Compensation Plan effectively replaced the directors' stock option feature of the Company's 1994 Stock Option Incentive Plan (the "1994 Plan").
     All outside Directors elected to defer receipt of 100% of their Board fees for fiscal year 1998 pursuant to the Directors' Deferred Compensation Plan. No director exercised stock options during the year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RE-ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE.

                 PROPOSAL 2-AMENDMENT OF SCI SYSTEMS, INC.
                      1994 STOCK OPTION INCENTIVE PLAN

 The Company's 1994 Stock Option Incentive Plan (the "1994 Plan") was approved by the shareholders of the Company on October 28, 1994. The purpose of the 1994 Plan is to allow the Company to provide incentive compensation linked to long-term shareholder value to its key employees, officers and nonemployee, or outside, directors. The Company's Board of Directors has approved an amendment (the "Amendment") to the 1994 Plan which increases the aggregate number of shares of Company Common Stock, ($0.10 par value) (the "Common Stock") that may be issued pursuant to the 1994 Plan by 2,000,000 shares, from an aggregate of 2,600,000 shares to an aggregate of 4,600,000 shares. The Amendment is subject to approval of the Company's Shareholders.

 If the Amendment is not approved by the Company's shareholders, the 1994 Plan will have a limited number of shares available for issuance. The Board of Directors believes that it is in the best interest of the Company to continue the 1994 Plan. Accordingly, the Board of Directors has approved the Amendment increasing the number of shares available under the 1994 Plan by 2,000,000 shares of Common Stock and recommends that Shareholders vote in favor of it.

                        DESCRIPTION OF THE 1994 PLAN
The following is a summary of the significant clauses in the 1994 Plan:

 AWARDS TO KEY EMPLOYEES AND OFFICERS. The 1994 Plan permits awards of nonqualified stock options and incentive stock options within the meaning of Internal Revenue Code Section 422 (collectively, "Options") to key employees and officers. All officers and key employees of the Company and its subsidiaries and affiliates are eligible to participate in the 1994 Plan. It is currently estimated that approximately 39 individuals are eligible to participate in the 1994 Plan. Awards to key employees and officers under the 1994 Plan are determined by the Compensation Committee of the Board of Directors (the "Committee"). The Committee's members are selected by the Board of Directors. In order to maintain its independence, only "disinterested directors" may be members of the Committee, as that term is defined in rule 16b-3(c) of the Securities and Exchange Act of 1934. Directors who are also officers or employees of the Company may not serve on the Committee.

 Only the Committee may determine the persons to whom options will be granted and when the options will be granted. The Committee also determines the types of options which will be granted (nonqualified or incentive), the number of shares granted, the exercise price, the terms and conditions of exercise, and all other related terms and conditions of the option, subject to the limitations described below and as set forth in the 1994 Plan. The terms and conditions of each option are contained in a written agreement with the recipient. The Committee may not grant an individual more than 100,000 stock options in any one-year period. The exercise price of any incentive stock option may not be less than the fair market value of the Common Stock at the time of grant, and as to incentive stock options granted to a person owning greater than 10% of the Company's Common Stock, the exercise price may not be less than 110% of fair market value


[PAGE 5 OF PROXY]

of the Common Stock at the time of grant. For nonqualified stock options, the per share exercise price may be less than the fair market value at the time of grant. However, to date the Committee has always granted nonqualified stock options at full fair market value. Finally, no option may be granted on or after the tenth anniversary of the date the 1994 Plan was approved by the Board of Directors.

 A stock option recipient may pay the option exercise price in any form or manner authorized by the Committee, including, but not limited to, (i) cash,
(ii) shares of Common Stock previously owned by the recipient, (iii) a "cashless exercise" through a broker, or (iv) by having a number of shares of Common Stock withheld, the fair market value of which is sufficient to satisfy the exercise price. The Committee may also authorize Company financing to assist a key employee or officer in paying for the shares of Common Stock upon exercise of an option but has not done so to date. The interest rate on any such financing must not be less than the "applicable federal rate" as defined in the Internal Revenue Code of 1986, as amended.

 AWARDS TO OUTSIDE DIRECTORS. All outside directors of the Company and its affiliates are also eligible to participate in the 1994 Plan. Six directors are currently eligible to participate. As of June 30, 1998 two directors were participating in the 1994 Plan.

 The 1994 Plan permits each outside director to forego all or a portion of his/her annual director fees (but not meeting or committee fees or expense reimbursements) in exchange for nonqualified stock options. An election to forego fees in favor of stock options is effective with respect to all annual director fees to be paid for the remainder of the director's term. A director may elect to forego fees for stock options only during the 30 days following his or her election, re-election, or appointment to the Board of Directors.

 Nonqualified stock options granted to an outside director are issued for a number of shares of stock with an aggregate fair market value (determined as of the date of grant) equal to four times the amount of the foregone director fees. Each option may be exercised to the extent it has become vested. Options vest generally in quarterly periods over the director's remaining term. A director who ceases to be an outside director forfeits that portion of the option attributable to such vesting dates on and after the date he/she ceases to be an outside director.

 Each outside director's options are exercisable at a price equal to the Common Stock's full fair market value on the date the option is granted, that is, the stock options are not granted at a discount. Options remain exercisable through the tenth anniversary of the date on which they were granted. An outside director may pay the exercise price in cash, in shares of Common Stock previously owned, or by a cashless exercise through a broker.

 GENERAL PROVISIONS APPLICABLE TO ALL AWARDS UNDER THE 1994 PLAN. Awards of nonqualified stock options and incentive stock options under the 1994 Plan are nontransferable except by will or the laws of descent and distribution. In the event of, or in anticipation of a merger, consolidation or other reorganization of the Company or tender offer for shares of Common Stock, the Committee may make such adjustments with respect to such awards and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards, or the removal of restrictions on outstanding awards. The number of shares of Common Stock reserved for issuance under the 1994 Plan is subject to adjustment in the event of stock split, stock dividend, recapitalization, or similar events.
 The Board may amend or terminate the 1994 Plan without the approval of the shareholders of the Company, but may make any amendment conditioned on shareholder approval if the Board believes it is necessary or advisable to comply with any applicable tax or regulatory requirement. However, no termination or amendment of the 1994 Plan without the consent or the holder of an award shall adversely affect the rights of that participant. In the present instance, the Board believes it is fair and in the interest of the Company and its Shareholders to obtain Shareholder approval of the Amendment.

 FEDERAL INCOME TAX CONSEQUENCES. The following discussion outlines generally the federal income tax consequences of participation in the 1994 Plan. Individual circumstances may vary these results.

 A participant in the 1994 Plan will not recognize income upon the grant of a nonqualified stock option. At the time the participant exercises a nonqualified option, he/she will recognize as compensation taxable as ordinary income an amount equal to (1) the excess of the fair market value of the Common Stock on the date the option is exercised, (2) over the price paid for the Common Stock, and the Company will then be entitled to a corresponding tax deduction.

 A participant will not recognize income upon the grant of an incentive stock option. A participant who exercises an incentive stock option will not be taxed at the time he/she exercises his/her option. Instead, he/she will be taxed at the time he/she sells the Common Stock purchased pursuant to the option. If shares of Common Stock obtained by exercise of an incentive stock option are disposed of within two years from the date the option is granted, or within one year from the date the option is exercised, the individual generally will have to recognize ordinary income equal to the lesser of (1) the gain recognized (i.e., the excess of the amount realized on the disposition of the


[PAGE 6 OF PROXY]

Common Stock over the exercise price) or (2) the excess of the fair market value of the shares transferred upon exercise over the exercise price for such shares. If the individual is subject to Section 16(b) of the Securities Exchange Act of 1934, special rules may apply to determine the amount treated as ordinary income on disposition of the Common Stock, which generally will be treated as long or short-term capital gain depending upon whether the holding period applicable to long-term capital assets is satisfied. The Company normally will be entitled to a federal income tax deduction equal to any ordinary income tax withholding requirements. Exercise of an incentive stock option may subject a participant to, or increase a participant's liability for, the alternative minimum tax. All payments pursuant to the Plan are subject to federal income tax withholding.

 SHAREHOLDER APPROVAL. The Board of Directors requests Shareholder approval of the Amendment to the 1994 Plan which increases the number of shares of Common Stock available for issuance pursuant to the 1994 Plan by 2,000,000 shares, from an aggregate of 2,600,000 shares to an aggregate of 4,600,000 shares. This will allow the Company to continue to provide incentive awards to its key employees, officers, and outside directors which are equity-based and linked to long-term shareholder value.

             YOUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE SCI SYSTEMS, INC. 1994 STOCK OPTION INCENTIVE PLAN.

        PROPOSAL 3-RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

 Ernst & Young LLP has served as independent auditor for the Company since 1961 and has been selected by the Board of Directors to audit the books and records of the Company for the fiscal year ending June 30, 1999. The Board of Directors proposes that its selection of Ernst & Young LLP as the Company's independent auditor be ratified by shareholders at the Meeting. If the shareholders do not ratify this selection, the selection of another firm will be considered by the Board. The Audit Committee of the Board is of the opinion that the retention of the services of Ernst & Young LLP is in the best interests of the Company. A representative of Ernst & Young LLP is expected to be present at the Meeting to respond to appropriate questions and to make a statement if he or she so desires.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF ERNST & YOUNG LLP
                        AS AUDITOR FOR FISCAL YEAR 1999.

                             EXECUTIVE OFFICERS

     Officers of the Company are elected by the Board annually and serve at the pleasure of the Board. Information concerning certain of the executive officers of the Company is required by Securities and Exchange Commission Regulations to be disclosed in this Proxy Statement and is contained in the following Summary Compensation Table and other tables set forth in this Proxy Statement.
     Messrs. Olin B. King and A. Eugene Sapp, Jr. are officers of SCI Systems, Inc. and of one or more of its subsidiaries; all other executive officers are officers of one or more Company subsidiaries.
     Messrs. O. King and Sapp have held various positions with the Company since 1961 and 1962, respectively, and have been Chairman and CEO, and President and COO, respectively, since prior to 1990.
     Mr. David F. Jenkins, age 61, joined the Company in 1990 as Vice President. He was promoted to Senior Vice President, Western Division, in 1991 and continues in that position.
     Mr. Jerry F. Thomas, age 57, has held various positions with the Company since 1963. In September 1993 he was promoted to Senior Vice President, Central Region. In 1997 he was appointed Senior Vice President of the newly formed Computer Systems Division, and in April 1998 to Senior Vice President of the newly formed Technology Division, the position he currently holds.
     Mr. Peter M. Scheffler, age 47, joined the Company as Senior Vice President, Asian Division, in January 1994. From June 1993 to January 1994 Mr. Scheffler was Senior Director of Worldwide Manufacturing for Apple Computer, Inc. In July 1998 Mr. Scheffler was appointed Senior Vice President and Assistant to the President.
     Mr. George J. King, age 42, has held various positions with the Company since 1978. In 1992 he was elected Vice President and in 1997 was promoted to Senior Vice President of the Southeastern Division and continues in that position. Mr. King is the son of Olin B. King, Chairman and Chief Executive Officer of the Company.
     Mr. Charles N. Parks, age 42, joined the Company in 1988 as Vice President. In 1997 he was promoted to Senior Vice President of the Mexican Division and continues in that position.
     Mr. LeRoy H. Mackedanz, age 55, joined the Company in 1987. In 1989 he was elected Vice President and in 1997 was promoted to Senior Vice President of the Northeastern Division, and currently holds that position.
     Mr. W. David Rees, age 52, joined the Company in 1991 as a Program Manager and was promoted to European Marketing Manager in 1994. He was elected Vice President, Business Development, European Division, in 1996 and to Senior Vice President, European Division, in January 1998, the position he currently holds.
     Jerry W. Lee, age 56, joined the Company in July 1998 as Senior Vice President, Asian Division. Prior to joining the Company Mr. Lee was President of Alpha-TI Semiconductor Co. Ltd, in Bangkok, Thailand since 1996. From 1994 to 1996 he owned a Malaysian-based consulting firm, and from 1993 to 1994 was Vice President of Operations at Read-Rite Inc., in Bangkok, Thailand.


[PAGE 7 OF PROXY]

     Michael H. Missios, age 56, joined the Company in 1990 as Vice President, Peripherals and in April 1997 was promoted to First Vice President. In January 1998 he was promoted to Senior Vice President of the newly formed PC Division A, the position he currently holds.

                           EXECUTIVE COMPENSATION

     SEC regulations require that the Company provide Shareholders the following general information regarding its executive compensation and detailed information regarding compensation given to the Company's five most highly paid officers.

                         SUMMARY COMPENSATION TABLE

     The following table summarizes compensation given to the Company's five most highly compensated officers during the last three fiscal years:

                                                                                              Long Term
                                                   Annual Compensation                       Compensation
                                        -----------------------------------------------      -------------
Name and                                                                   Total              Securities                All Other
Principal                                                                  Annual             Underlying               Compensation
Position                      Year      Salary ($)    Bonus ($)(a)     Compensation ($)       Options (#)                  ($)
---------                     ----      ----------    ------------     ----------------      -------------             ------------

Olin B. King,                 1998       707,108        1,450,854          2,157,962             100,000                  25,456(b)
Chairman & CEO                1997       599,442        1,127,130          1,726,572             100,000                  21,580(b)
                              1996       504,051          809,547          1,313,598              90,000                  18,146(b)


A. Eugene Sapp, Jr.,          1998       476,369          943,055          1,419,424              70,000                  17,044(b)
President & COO               1997       436,919          732,635          1,169,554              75,000                  15,729(b)
                              1996       382,326          526,205            908,531              60,000                  13,764(b)

David F. Jenkins,             1998       234,070          192,048            426,118              25,000                   6,476(b)
Senior Vice President,        1997       216,604          191,201            407,805              30,000                   5,198(b)
Western Division              1996       196,953          128,478            325,431              28,000                   4,727(b)



Jerry F. Thomas,              1998       206,977          208,300            415,277              25,000                   6,617(b)
Senior Vice President,        1997       189,092          191,100            380,192              30,000                   6,807(b)
Technology Division           1996       172,181          173,700            345,881              28,000                   6,183(b)



Peter M. Scheffler,           1998       226,617           83,246            309,863              25,000                 266,095(c)
Senior Vice President, and    1997       208,908           57,298            266,278              24,000                 308,891(c)
Assistant to the President    1996       195,459           67,291            262,750              24,000                 236,277(c)


(a) The 1998 bonus is an estimate of the amount payable when final accounting is completed and approved by the Board of Directors.
(b) Amounts represent the Company's contributions to the Company's 401(k) and Deferred Compensation Plans, which Plans are available to all eligible employees.
(c) Amounts represent contributions of $2,874 in 1998, $3,760 in 1997 and $3,518 in 1996 to the Company's 401(k) and Deferred Compensation Plans, with the remainder representing foreign living and car allowances.

                     STOCK OPTION GRANTS IN LAST FISCAL YEAR
     Prior to October 28, 1994, the Company granted stock options to executive officers and other key employees pursuant to its Incentive Stock Option and NonQualified Stock Option Plans, and after October 28, 1994, pursuant to the 1994 Plan. The Company does not grant Stock Appreciation Rights (SARs). The following table sets forth information regarding stock options granted to the Company's five most highly compensated officers during fiscal year 1998 under the 1994 Plan.

[PAGE 8 OF PROXY]




                                                                                                             Potential Realizable
                                     Number of                                                                 Value at Assumed
                                     Securities          % of Total                                          Annual Rates of Stock
                                     Underlying       Options Granted to                                     Price Appreciation for
                                       Options          Employees in       Exercise or Base      Expiration      Option Term
Name                                 Granted (#)         Fiscal Year          Price ($/SH)          Date        5% ($)      10% ($)
----                                 -----------       -----------------   ----------------      ----------  ---------    ---------
Olin B. King                           100,000              14.27               45.938            10/24/07   2,888,984    7,321,254
A. Eugene Sapp, Jr.                     70,000               9.99               45.938            10/24/07   2,022,289    5,124,878
David F. Jenkins                        25,000               3.57               45.938            10/24/07     722,246    1,830,313
Jerry F. Thomas                         25,000               3.57               45.938            10/24/07     722,246    1,830,313
Peter M. Scheffler                      25,000               3.57               45.938            10/24/07     722,246    1,830,313


The assumed annual rates of appreciation of five and ten percent would result in the price of the Company's common stock increasing by $28.89 and $43.21, respectively, by the end of the option term.

                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1998
                        AND FISCAL YEAR-END OPTION VALUES
     The following table summarizes options exercised by the Company's five most highly compensated officers during fiscal year 1998 and presents the value of unexercised options held by them at fiscal year end under all stock option
Plans:

                                                                   Number of
                                                             Securities Underlying                        Value of Unexercised
                       Shares                                  Unexercised Options                        In-the-Money Options
                      Acquired          Value                   at Fiscal Year End (#)                   At Fiscal Year End ($)
Name                on Exercise (#)   Realized($)           Exercisable   Unexercisable            Exercisable        Unexercisable
----                ---------------   -----------           -----------   -------------            -----------        -------------
Olin B. King            -0-              -0-                  665,500        192,000                19,518,625          1,954,500
A. Eugene Sapp, Jr.     -0-              -0-                  218,800        133,200                 5,218,400          1,343,850
David F. Jenkins        -0-              -0-                  111,000         54,000                 2,841,425            594,450
Jerry F. Thomas         -0-              -0-                   31,400         54,000                   518,300            594,450
Peter M. Scheffler      -0-              -0-                   33,800         47,200                   715,600            470,400


                        SUPPLEMENTAL RETIREMENT PLAN
     The Company's Supplemental Retirement Plan ("SRP") is a noncontributory, defined benefit pension plan which provides fixed benefits to members upon their retirement, death, or termination of employment after at least 5 years of service with the Company or its subsidiaries. The SRP is sponsored by SCI
Systems (Alabama), Inc. ("Plan Sponsor"), a wholly owned subsidiary of the Company.
     All employees of the Plan Sponsor and its participating affiliates are eligible to participate in the SRP. The SRP provides for a benefit accrual each year for up to 35 years equal to 1% of employee compensation in excess of $10,000 and, as of January 1, 1989, 1/2% of the first $10,000. Employee compensation covered by the SRP is the total compensation that would be subject to Social Security taxes as actually paid to the employee during a calendar year, but excluding supplemental compensation awards, subject to a limitation beginning January 1, 1989. Compensation deferred by participants under the Deferred Compensation Plan is not included as part of the employee covered compensation in the year of deferral.
     Based on past years' compensation covered by the SRP, and assuming normal retirement age and a 5.5% annual increase in covered compensation from calendar year 1998 until retirement, estimated annual benefits payable upon retirement to the Company's five most highly compensated officers are as follows: Mr. O. King, $40,451; Mr. Sapp, $35,614; Mr. Jenkins, $19,082; Mr. Thomas, $25,069 and for
Mr. Scheffler, $42,913. These estimated benefits are subject to the Internal Revenue Code of 1986 (the "Code") section415 maximum benefit limitations. These benefits do not reflect the maximum limitation on includable employee compensation under Code section401(a)(17) effective for plan years beginning in 1989. The maximum limitation in 1998 is $150,000, subject to cost of living increases as prescribed by the Secretary of the Treasury.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
     The Compensation Committee of the Company's Board of Directors (the "Committee") consists of three Directors who are neither employees nor officers of the Company. The Committee reviews the Company's executive compensation program and policies each year and determines the compensation of the officers. The Committee's recommendations of compensation for the Chief Executive Officer and the other officers are reviewed with and approved by all the nonemployee directors, who constitute a majority of the Board.
     The Committee's overall policy regarding compensation of the Company's officers is to provide competitive salary levels and compensation incentives that attract and retain individuals of outstanding ability; that recognize individual performance and the performance of the Company relative to the performance of other companies of comparable size and quality; and that support both the


[PAGE 9 OF PROXY]

short-term and long-term goals of the Company.
     The executive compensation program includes three elements which, taken together, constitute a flexible and balanced method of establishing total compensation for management. These elements are base salary, annual incentive awards in the form of annual cash bonuses, and long-term incentive awards in the form of stock option grants.

     BASE SALARIES: The Committee annually reviews and establishes officer base salaries. Individual salaries are determined by the Committee's assessment of the individual's experience level, the scope and complexity of the position held, and the salaries being paid for similar positions in the industry based upon the Company's knowledge of competitive salaries in the marketplace.

     ANNUAL INCENTIVE PROGRAM: The goal of the annual incentive, or bonus, program is to place a significant portion of the officers' and senior managers' cash compensation at risk to encourage and reward a continued high level of performance each year. Individual incentive amounts are determined by the Committee generally based upon profitability of the individual's business unit and his or her organizational responsibility.
     The CEO and COO do not participate in the same annual incentive program as other Company officers. Annual incentive compensation for Messrs. O. King, Chairman and CEO, and Sapp, President and COO, is granted pursuant to the Company's Senior Executive Officer Annual Incentive Plan and is based upon the Company's annual profits. This incentive compensation has been set for several years at 1% of the Company's annual net income for Mr. O. King and .65% of annual net income for Mr. Sapp.

     LONG-TERM INCENTIVE PROGRAM: Stock options are the basis for the Company's long-term incentive program. The Company's stock option grants generally are made at market value at the date of grant and vest over a five year period. This program links officer compensation to long-term shareholder value and focuses management attention on Company performance over a period longer than one year. Stock options are also granted to encourage and facilitate personal stock ownership by the officers and thus strengthen their personal commitment to the Company and lengthen their perspective. The Committee's policy is to grant stock option awards annually, based both upon individual performance and the potential for the officer to contribute to the future success of the Company.

     The Committee believes that the three programs described above provide compensation that is competitive with the levels paid by major competitors in the industry; effectively links officer and shareholder interests through equity-based plans; and is structured to provide incentives that are consistent with the long-term investment horizons which characterize the business in which the Company is engaged. In this regard, the Committee draws shareholder attention to the Total Annual Compensation for Messrs. O. King and Sapp, CEO and COO, respectively, for the last several years during which their Total Annual Compensation generally followed overall Company performance.

     CHIEF EXECUTIVE OFFICER COMPENSATION: In determining Mr. King's base salary, annual bonus, and stock option grant in fiscal year 1998, the Committee considered the Company's overall performance and Mr. King's individual performance by the same methods described above for Company officer compensation. The Committee also considered compensation granted to chief executive officers of other companies in similar industries, as well as incentives for future performance.
     The Committee believes that Mr. King's total compensation as Chief Executive Officer appropriately reflects his performance and, in turn, that of the Company in fiscal year 1998. Company results and Mr. King's individual performance during the year continued to be excellent. For example, in 1998 the Company again had record revenues and record net income.
     The Committee does not believe that the compensation of any Company officer is likely to exceed the nonperformance based $1 million threshold limit of
Section 162 (m) of the Internal Revenue Code.
     Submitted  by  the  Compensation   Committee  of  the  Company's  Board  of
Directors:

                          Howard H. Callaway, Chairman
            G. Robert Tod                              Jackie M. Ward




                             PERFORMANCE GRAPH
     The following graph sets forth a comparison of the cumulative total Company shareholder return with those of the Dow Jones Industrial Average ("DJIA") and the Computer Hardware Subsector of the Hambrecht & Quist Technology Index ("H&Q Comp Hdw"). Total shareholder return was determined by converting the closing price of a share of SCI Common Stock ("SCI") at the beginning of the measurement period (June 30, 1993) to a base amount ($100.00). Cumulative return for each subsequent quarter-end (assuming reinvestment of all dividends into additional shares) was measured as a change from the closing price at the beginning of the measurement period and plotted. The graph assumes $100.00 was invested on June 30, 1993 in the Company's Common Stock, in the DJIA, and in the H&Q Comp Hdw companies.


[PAGE 10 OF PROXY]

                       COMPARATIVE FIVE-YEAR TOTAL RETURNS
     SCI SYSTEMS, INC., DOW JONES INDUSTRIAL AVERAGE, AND HAMBRECHT & QUIST
                           COMPUTERHARDWARE SUBSECTOR
                      (NORMALIZED) STOCK PERFORMANCE GRAPH
DATES               SCI Systems              DJIA                 H&Q Comp Hdw
Jun-93                100.00                100.00                  100.00
Jul-93                109.42                100.12                   89.90
Aug-93                114.49                105.29                   93.85
Sep-93                 97.83                108.43                   88.49
Oct-93                105.80                110.87                   96.48
Nov-93                105.07                107.56                  103.84
Dec-93                102.17                110.56                  107.66
Jan-94                103.62                113.92                  114.51
Feb-94                110.14                112.85                  120.99
Mar-94                 92.75                105.91                  113.66
Apr-94                 86.96                104.54                  109.54
May-94                 91.30                104.79                  108.57
Jun-94                 87.68                100.96                   98.17
Jul-94                 92.03                103.03                  105.27
Aug-94                110.14                109.60                  118.99
Sep-94                122.46                109.32                  116.99
Oct-94                105.80                111.47                  134.03
Nov-94                107.25                107.77                  132.15
Dec-94                104.35                108.07                  133.74
Jan-95                105.80                108.68                  129.72
Feb-95                105.07                114.42                  133.58
Mar-95                108.33                117.82                  137.73
Apr-95                118.12                121.53                  152.50
May-95                120.29                124.66                  156.64
Jun-95                144.93                134.77                  172.44
Jul-95                155.07                144.67                  183.81
Aug-95                179.71                147.60                  186.58
Sep-95                200.00                151.00                  186.29
Oct-95                203.62                150.13                  202.86
Nov-95                194.20                153.66                  199.07
Dec-95                179.71                152.84                  192.52
Jan-96                212.32                153.59                  196.44
Feb-96                214.85                159.44                  214.39
Mar-96                212.32                159.97                  188.88
Apr-96                248.55                173.24                  221.66
May-96                260.87                181.19                  232.74
Jun-96                235.51                173.03                  202.91
Jul-96                202.17                157.62                  192.54
Aug-96                258.70                166.45                  202.96
Sep-96                326.09                179.18                  225.36
Oct-96                288.41                177.20                  228.37
Nov-96                305.80                188.16                  260.09
Dec-96                258.70                187.99                  255.23
Jan-97                337.68                201.35                  295.28
Feb-97                310.14                190.21                  280.51
Mar-97                293.48                177.79                  263.97
Apr-97                357.97                183.35                  277.56
May-97                376.81                204.13                  307.65
Jun-97                369.57                210.38                  310.90
Jul-97                460.50                232.59                  398.46
Aug-97                455.79                232.23                  410.49
Sep-97                574.63                245.97                  435.70
Oct-97                510.14                233.23                  371.97
Nov-97                531.15                234.40                  371.27
Dec-97                505.07                230.65                  347.46
Jan-98                504.35                237.89                  391.93
Feb-98                521.74                260.22                  437.69
Mar-98                413.04                269.82                  411.82
Apr-98                477.54                274.39                  460.44
May-98                395.65                259.39                  421.44
Jun-98                437.68                277.69                  440.97


      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange and to furnish the Company with copies of all Section 16(a) forms they file.
     Based solely on transactions reported to the Company and review of the copies of such forms and any amendments thereto furnished to the Company, or written representations that no forms were required, the Company believes that during the year ended June 30, 1998, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were met.

                                  GENERAL

     Any Shareholder of the Company wishing to submit a proposal at the Company's 1999 annual meeting of Shareholders, and desiring the proposal to be considered for inclusion in the Company's proxy materials, should provide a written copy of the proposal to the management of the Company at its principal executive office, attention Corporate Secretary, not later than May 27, 1999, and should otherwise comply with the rules of the Securities and Exchange Commission relating to Shareholder proposals. Proxies solicited by the Company for its 1999 annual meeting will grant discretionary authority to the Proxies to vote or not vote on any Shareholder proposal if the Company has not received notice of the proposal by August 9, 1999.
     The cost of preparing and mailing the proxies, accompanying notices and Proxy Statements, and all costs in connection with solicitation of proxies will be paid by the Company. In addition to solicitation by use of the mail, certain directors, officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or other electronic methods, or personal interview without additional compensation. The Company has also retained D.F. King & Co., Inc. to provide routine advice and services for proxy solicitation for an annual fee of $3,000.00. The Company may request brokerage houses and custodians, nominees, and fiduciaries to forward soliciting material to their principals, the beneficial owners of Common Stock of the Company, and will reimburse them for their reasonable out-of-pocket expenses.
     Management does not know of any other matters to be presented at the Meeting for action by shareholders. However, if any other matters requiring a vote of the shareholders arise at the Meeting, it is intended that votes will be cast pursuant to the proxies with respect to such matters in accordance with the best judgment of the persons acting under the proxies.
     If you cannot be present in person, you are requested to please date, sign and mail the enclosed proxy card promptly. An envelope has been provided for that purpose. No postage is required if mailed in the U.S.

                                            By Order of the Board of Directors.


                                        /s/ Michael M. Sullivan
Huntsville, Alabama                         Michael M. Sullivan
September 23, 1998                          Secretary





                                     PLEASE DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE

This  Proxy,  when  properly  executed,  will be  voted in  accordance  with the directions  given by the  undersigned  shareholder.
If no direction is made, it will be  voted  in  favor  of  Proposals  1, 2 and 3 and  will be  voted  on any  discretionary  matters in accordance  with the best  judgement and discretion of the Proxies.
                                                                                 Dated:     , 1998
                                                                                 Signature
                                                                                 Additional Signature, if held jointly


                                                                                 Please sign exactly as your name(s) appears hereon.
                                                                                 If  your  shares are held jointly, each shareholder
                                                                                 named  should  sign.  When  signing  as   attorney,
                                                                                 executor,   administrator,   trustee  or  guardian,
                                                                                 please  give  your  full  title  as  such.  If  the
                                                                                 signatory  is a  corporation,  please sign the full
                                                                                 corporate  name by a duly authorized officer.

                                                         SCI SYSTEMS, INC.
                          This Proxy is solicited on behalf of the Board of Directors of the Company
     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of  Shareholders  and Proxy  Statement,  each dated
September 23, 1998,  and  does  hereby  appoint  Olin B. King  and  A. Eugene Sapp, Jr.,  and  either of them,  with  full  power of substitution, as proxy or proxies of the undersigned to represent the undersigned and to vote all shares of SCI Systems, Inc. Common
Stock (par value $0.10) which the undersigned would be entitled to vote if personally present at the Annual  Meeting of Shareholders of SCI Systems, Inc. to be  held at The Ritz-Carlton  Hotel (Buckhead), 3434  Peachtree  Street,  N.E.,  Atlanta,  Georgia  30326 at
10:00 a.m.,  Eastern Daylight Savings Time, on October 23, 1998, and at any  adjournment or postponement thereof, upon the following matters  as specified:

1.  Election of Class II Directors
__ FOR all nominees listed below (except as marked to the                        __ WITHHOLD AUTHORITY to vote for all nominees
                     contrary below)                                                                listed below

                        Jackie M. Ward                         Wayne Shortridge                           William E. Fruhan
                                (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided immediately below.)


------------------------------------------------------------------------------------------------------------------------------------

2. Approval of Amendment of the Company's 1994 Stock Option  Incentive Plan (the "Plan") to increase  the number of shares of Common
Stock (par value $0.10) that may be  issued  pursuant  to the Plan by  2,000,000  shares to an  aggregate  of 4,600,000 shares.

                        FOR                                    AGAINST                                    ABSTAIN

3. Ratification of selection of Ernst & Young LLP as the Company's  auditors for the fiscal year ending June 30, 1999.

                        FOR                                    AGAINST                                    ABSTAIN
4. In their discretion, the Proxies are authorized to vote on such other business as may properly come before  the  meeting  or  any adjournment or postponement thereof.
                                     This Proxy may be revoked at any time prior to the voting thereof.
(PLEASE SPECIFY YOUR CHOICE ON EACH PROPOSAL, AND SIGN AND DATE THIS CARD ON THE REVERSE SIDE AND RETURN THIS CARD IN THE
                                                              ENCLOSED ENVELOPE)







                                                                                 Dated:     , 1998
                                                                                 Signature
1.  Election of Class II Directors
__ FOR all nominees listed below (except as marked to the                        __ WITHHOLD AUTHORITY to vote for all nominees
                     contrary below)                                                                listed below


                        Jackie M. Ward                         Wayne Shortridge                           William E. Fruhan
                               (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided immediately below.)

Name of nominee:

2. Approval of Amendment of the Company's 1994 Stock Option  Incentive Plan (the "Plan") to increase  the number of shares of common stock (par value $0.10) that may be  issued  pursuant  to the Plan by  2,000,000  shares to an  aggregate  of 4,600,000 shares.

                        FOR                                    AGAINST                                    ABSTAIN

3. Ratification of selection of Ernst & Young LLP as the Company's  auditors for the fiscal year ending June 30, 1999.

                        FOR                                    AGAINST                                    ABSTAIN

4. In their discretion, the Proxies are authorized to vote on such other business as may properly come  before  the  meeting  or any adjournment  or postponement thereof.
                                     This Proxy may be revoked at any time prior to the voting thereof.
                                  PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENVELOPE ENCLOSED

                                        ALLOCATED SHARES VOTING INSTRUCTIONS TO ADMINISTRATOR
                            FOR THE OCTOBER 23, 1998 ANNUAL MEETING OF SHAREHOLDERS OF SCI SYSTEMS, INC.
                  THE ADMINISTRATOR  SOLICITS THESE VOTING  INSTRUCTIONS FROM PLAN PARTICIPANTS IN THE SCI STOCK PURCHASE PLAN
The undersigned Participant in the SCI Systems, Inc. Stock  Purchase  Plan (the "Plan")  hereby instructs  Merrill  Lynch,  Inc., as
Administrator  under the Plan  ("Administrator"),  to vote all  shares of Common Stock  (par  value $0.10) of the Company  allocated
to the  account  of the undersigned  under  the  Plan  ("Allocated   Shares")  in  accordance  with the instructions  on the reverse hereof,  and to represent the  undersigned at the Annual Meeting of Shareholders of the Company to be held at The Ritz-Carlton Hotel
(Buckhead),  3434 Peachtree Street, N.E., Atlanta,  Georgia 30326 at 10:00 a.m., Eastern Daylight Savings Time, on October 23, 1998,
and at  any adjournments or postponements thereof,  and to act in its discretion upon such other matters as may properly come before the Meeting or any adjournments or postponements  thereof.  The  submission of this voting instruction  form,  if properly executed, revokes all prior voting instruction forms.

TO ASSURE THAT YOUR VOTING INSTRUCTIONS ARE FOLLOWED, THIS FORM MUST BE PROPERLY COMPLETED,  SIGNED AND RECEIVED BACK BY THE TRUSTEE
BY THE CLOSE OF BUSINESS ON OCTOBER 21, 1998.  IF YOUR VOTING  INSTRUCTIONS  ARE NOT RECEIVED IN TIME, OR IF THIS FORM IS SIGNED AND
RECEIVED BY THE TRUSTEE ON TIME BUT YOU DO NOT INDICATE YOUR VOTING PREFERENCES,  THE TRUSTEE WILL NOT VOTE THE  SHARES ALLOCATED TO
YOUR ACCOUNT. IN ADDITION,  YOUR VOTING INSTRUCTIONS WILL NOT BE COUNTED,  UNLESS YOU SIGN THIS FORM EXACTLY AS YOUR NAME APPEARS ON
IT.

For your information,  the Board of Directors  recommends a vote "FOR" Proposals 1, 2, and 3. The Trustee  makes no  recommendations with respect to your voting decision.

YOUR ALLOCATED SHARES:


(PLEASE  SPECIFY YOUR CHOICE ON EACH PROPOSAL AND SIGN AND DATE THIS CARD ON THE REVERSE SIDE AND RETURN THIS CARD IN THE
                                                              ENCLOSED ENVELOPE.)






                                                                                 Dated:      , 1998
                                                                                 Signature
1.  Election of Class II Directors
__ FOR all nominees listed below (except as marked to the                        __ WITHHOLD AUTHORITY to vote for all nominees
                     contrary below)                                                                listed below


                        Jackie M. Ward                         Wayne Shortridge                           William E. Fruhan
                               (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided immediately below.)

Name of nominee:

2. Approval of Amendment of the Company's 1994 Stock Option  Incentive Plan (the "Plan") to increase  the number of shares of common stock (par value $0.10) that may be  issued  pursuant  to the Plan by  2,000,000  shares to an  aggregate  of 4,600,000 shares.

                        FOR                                    AGAINST                                    ABSTAIN

3. Ratification of selection of Ernst & Young LLP as the Company's  auditors for the fiscal year ending June 30, 1999.

                        FOR                                    AGAINST                                    ABSTAIN

4. In their discretion, the Trustee is authorized to vote on such other business as may  properly  come  before  the  meeting or any adjournment  or  postponement thereof.
                                      This Proxy may be revoked at any time prior to the voting thereof.
                                   PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENVELOPE ENCLOSED

                                         ALLOCATED SHARES VOTING INSTRUCTIONS TO TRUSTEE
                             FOR THE OCTOBER 23, 1998 ANNUAL MEETING OF SHAREHOLDERS OF SCI SYSTEMS, INC.
      THE TRUSTEE  SOLICITS THESE VOTING  INSTRUCTIONS  FROM PLAN  PARTICIPANTS IN THE SCI SYSTEMS, INC.  401(k)/ SAVINGS PLAN
The undersigned  Participant in the SCI Systems,  Inc. 401(k)/ Savings Plan (the "Plan") hereby instructs  Fidelity Management Trust
Company, as Trustee under the Plan  ("Trustee"),  to vote all shares of Common  Stock (par value $0.10) of the Company  allocated to the account of the undersigned under the Plan ("Allocated Shares") in accordance with the instructions on the reverse hereof, and to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held at The Ritz-Carlton Hotel (Buckhead), 3434
Peachtree Street, N.E., Atlanta,  Georgia 30326 at 10:00 a.m.,  Eastern Daylight Savings Time,  on  October 23,  1998,  and  at  any
adjournments or postponements thereof,  and to act in its discretion upon such other matters as may properly come before the Meeting or any  adjournments  or  postponements  thereof.  The  submission  of this  voting instruction  form, if properly executed, revokes all prior voting  instruction forms.

TO ASSURE THAT YOUR VOTING INSTRUCTIONS ARE FOLLOWED, THIS FORM MUST BE PROPERLY COMPLETED,  SIGNED AND RECEIVED BACK BY THE TRUSTEE
BY THE CLOSE OF BUSINESS ON OCTOBER 21, 1998.  IF YOUR VOTING  INSTRUCTIONS  ARE NOT RECEIVED IN TIME, OR IF THIS FORM IS SIGNED AND
RECEIVED BY THE TRUSTEE ON TIME BUT YOU DO NOT INDICATE YOUR VOTING PREFERENCES,  THE  TRUSTEE WILL NOT VOTE THE SHARES ALLOCATED TO
YOUR ACCOUNT.  IN ADDITION,  YOUR VOTING  INSTRUCTIONS WILL NOT BE COUNTED UNLESS YOU SIGN THIS FORM EXACTLY AS YOUR NAME APPEARS ON
IT.

For your information,  the Board of Directors  recommends a vote "FOR" Proposals 1, 2, and 3. The Trustee  makes no  recommendations with respect to your voting decision.

YOUR ALLOCATED SHARES:

(PLEASE  SPECIFY YOUR CHOICE ON EACH PROPOSAL AND SIGN AND DATE THIS CARD ON THE REVERSE SIDE AND RETURN THIS CARD IN THE
                                                              ENCLOSED ENVELOPE.)








                                                                                 Dated:      , 1998
                                                                                 Signature
1.  Election of Class II Directors
__ FOR all nominees listed below (except as marked to the                        __ WITHHOLD AUTHORITY to vote for all nominees
                     contrary below)                                                                listed below


                        Jackie M. Ward                         Wayne Shortridge                           William E. Fruhan
                               (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space immediately provided below.)

Name of nominee:

2. Approval of Amendment of the Company's 1994 Stock Option  Incentive Plan (the "Plan") to increase  the number of shares of common stock (par value $0.10) that may be  issued  pursuant  to the Plan by  2,000,000  shares to an  aggregate  of 4,600,000 shares.

                        FOR                                    AGAINST                                    ABSTAIN

3. Ratification of selection of Ernst & Young LLP as the Company's  auditors for the fiscal year ending June 30, 1999.

                        FOR                                    AGAINST                                    ABSTAIN

4. In their discretion, the Proxies are authorized  to vote on such  other business as may properly come before the  meeting  or any adjournment  or postponement thereof.
                                     This Proxy may be revoked at any time prior to the voting thereof.
                                  PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENVELOPE ENCLOSED

                                         ALLOCATED SHARES VOTING INSTRUCTIONS TO TRUSTEE
                             FOR THE OCTOBER 23, 1998 ANNUAL MEETING OF SHAREHOLDERS OF SCI SYSTEMS, INC.
THE TRUSTEE SOLICITS THESE VOTING INSTRUCTIONS FROM PLAN PARTICIPANTS IN THE SCI SYSTEMS, INC. DIRECTORS' DEFERRED COMPENSATION PLAN
The  undersigned  Participant  in the  SCI  Systems,  Inc.  Directors'  Deferred Compensation  Plan  (the "Plan")  hereby  instructs
Merrill Lynch Trust Company (Florida) as Trustee under the Plan ("Trustee"),  to vote all shares of Common Stock (par  value  $0.10)
of  the  Company  allocated  to the  account  of the undersigned  under  the  Plan  ("Allocated   Shares")  in  accordance  with the
instructions  on the reverse  hereof,  and to represent the  undersigned  at the Annual  Meeting of  Shareholders  of the Company to
be held at The  Ritz-Carlton Hotel (Buckhead),  3434 Peachtree Street, N.E., Atlanta, Georgia 30326 at 10:00 a.m.,  Eastern Daylight
Savings  Time,  on  October  23,  1998,  and  at  any adjournments or  postponements thereof, and to act in its discretion upon such other matters as may properly come before the Meeting or any adjournments or postponements  thereof.  The  submission of this voting instruction  form,  if properly executed, revokes all prior voting instruction forms.

TO ASSURE THAT YOUR VOTING INSTRUCTIONS ARE FOLLOWED, THIS FORM MUST BE PROPERLY COMPLETED,  SIGNED AND RECEIVED BACK BY THE TRUSTEE
BY THE CLOSE OF BUSINESS ON OCTOBER 21, 1998.  IF YOUR VOTING  INSTRUCTIONS  ARE NOT RECEIVED IN TIME, OR IF THIS FORM IS SIGNED AND
RECEIVED BY THE TRUSTEE ON TIME BUT YOU DO NOT INDICATE YOUR VOTING PREFERENCES,  THE TRUSTEE WILL NOT VOTE THE SHARES ALLOCATED  TO
YOUR ACCOUNT.  IN ADDITION,  YOUR VOTING  INSTRUCTIONS WILL NOT BE COUNTED UNLESS YOU SIGN THIS FORM EXACTLY AS YOUR NAME APPEARS ON
IT.

For your information,  the Board of Directors  recommends a vote "FOR" Proposals 1, 2, and 3. The Trustee  makes no  recommendations with respect to your voting decision.

YOUR ALLOCATED SHARES:

(PLEASE  SPECIFY YOUR CHOICE ON EACH PROPOSAL AND SIGN AND DATE THIS CARD ON THE REVERSE SIDE AND RETURN THIS CARD IN THE
                                                              ENCLOSED ENVELOPE.)

